BORROWINGS - Schedule of long-term debt (Table) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
BORROWINGS [Abstract]
Term Loan B facility	$ 250,000	$ 0
Credit facilities	100,020	299,709
Total borrowings	350,020	299,709
Less: Unamortized discount	(4,989)	0
Less: current portion, net of unamortized discount	(2,472)	(23,727)
Total long-term borrowings, net of unamortized discount	$ 342,559	$ 275,982